UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): June 16, 2016

ENGlobal Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

654 N. Sam Houston Parkway E. Suite 400 Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

(281) 878-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2016, but effective May 29, 2016, ENGlobal Corporation, a Nevada corporation (the “Company”), ENGlobal U.S., Inc., a Texas corporation (“ENGlobal US”), ENGlobal Government Services, Inc., a Texas corporation (“ENGlobal Government” and, together with the Company and ENGlobal US, the “Borrowers”), ENGlobal International, Inc., a corporation organized under the BVI Business Companies Act of 2004 (“ENGlobal International”), and ENGlobal Emerging Markets, Inc., a Texas corporation (“ENGlobal Emerging Markets” and, together with ENGlobal International, the “Guarantors” and, together with the Borrowers, the “Loan Parties”), entered into the Second Amendment to the Loan and Security Agreement (the “Second Amendment”), which amends the Loan and Security Agreement dated as of September 16, 2014 (as previously amended, the “Loan Agreement”), with Regions Bank, an Alabama bank (the “Lender”).

Pursuant to the Second Amendment, the Lender agreed, among other things, to amend the following: (1) commencing with the fiscal month ending April 30, 2016, and continuing through and including the fiscal month ending December 31, 2016 only, compliance with the fixed charge coverage ratio financial covenant is suspended; (2) beginning on the effective date of the Second Amendment and continuing until December 31, 2016, Borrowers must (a) reduce Working Capital Obligations, as that term is defined in the Loan Agreement, to zero and thereafter maintain all such amounts at zero, except (i) as may be necessary to accommodate for intraday cash management activities, and (ii) for up to $500,000, in aggregate amount, of all undrawn and unreimbursed amounts under all outstanding letters of credit issued by Lender under the Loan Agreement at any one time; and (3) Borrowers must maintain with Lender unrestricted cash in a Collections Account, as defined in the Loan Agreement, equal to not less than $5,000,000. On January 1, 2017, and at all times thereafter, Borrowers must resume compliance with the fixed charge coverage ratio financial covenant under the Loan Agreement.

The foregoing description of the Second Amendment is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

ENGlobal Corporation (the "Company" or "ENGlobal") held its 2016 Annual Meeting of Stockholders on June 16, 2016. The following proposals were submitted to the holders of the Company's common stock (the "Common Stock") for a vote to:

●	Elect five directors to the Board of Directors of ENGlobal;

●	Ratify the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2016

●	To conduct a non-binding "say-on-pay" advisory vote on the compensation of ENGlobal’s named executive officers.

The results of such votes were as follows:

1. The following votes were cast in the election of five nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	17,152,074	1,608,208
David W. Gent, P.E.	16,623,256	2,137,026
Randall B. Hale	16,629,831	2,130,451
David C. Roussel	16,633,706	2,126,576
Kevin M. Palma	18,043,995	716,287

The number of broker non-votes for all directors was 9,086,890.

2. The following votes were cast in the ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal year 2016:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes
23,967,160	1,495,469	109,206	0

3. The following votes were cast in the approval of a non-binding “say-on-pay” advisory vote on executive compensation of the Company’s named executive officers:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes
18,109,262	613,215	137,805	6,811,553

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Loan and Security Agreement effective as of May 29, 2016 and signed on June 16, 2016, by and among ENGlobal Corporation, ENGlobal U.S., Inc., ENGlobal Government Services, Inc., ENGlobal International, Inc., ENGlobal Emerging Markets and Regions Bank, an Alabama bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENGlobal Corporation

Dated: June 17, 2016	/s/ Tami Walker
Tami Walker General Counsel and Secretary